UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
8/10/2007
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	95-4840775 (IRS Employer Identification No.)
1840 Century Park East
Los Angeles, CA 90067
(Address of principal executive offices) (Zip Code)
(310) 553-6262
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Credit Agreement
On August 10, 2007, Northrop Grumman Corporation (the “Company”) entered into an Amended and Restated Credit Agreement (the “Amended and Restated Agreement”), among the Company, as Borrower; Northrop Grumman Systems Corporation and Northrop Grumman Space & Mission Systems Corp., as Guarantors; the Lenders party thereto; JPMorgan Chase Bank, N.A., as Payment Agent, an Issuing Bank, Swingline Lender and Administrative Agent; Credit Suisse, as Administrative Agent; Citicorp USA, Inc., as Syndication Agent; Deutsche Bank Securities Inc. and The Royal Bank of Scotland PLC, as Documentation Agents; and BNP Paribas as Co-Documentation Agent.
The Amended and Restated Agreement amends the Company’s $2 billion five-year credit facility under the Credit Agreement dated as of August 5, 2005, by extending the maturity date of the facility from August 5, 2010 to August 10, 2012. In addition, the Amended and Restated Agreement provides for improved pricing terms, reduced facility fees, and full availability of the facility for letters of credit.
The foregoing description of the Amended and Restated Agreement does not purport to be complete. For an understanding of the terms and provisions, reference should be made to the Amended and Restated Agreement, attached as Exhibit 10.1 to this Report.
Section 9 – Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 10.1 — Form of Amended and Restated Credit Agreement dated as of August 10, 2007, among the Company, as Borrower; Northrop Grumman Systems Corporation and Northrop Grumman Space & Mission Systems Corp., as Guarantors; the Lenders party thereto; JPMorgan Chase Bank, N.A., as Payment Agent, an Issuing Bank, Swingline Lender and Administrative Agent; Credit Suisse, as Administrative Agent; Citicorp USA, Inc., as Syndication Agent; Deutsche Bank Securities Inc. and The Royal Bank of Scotland PLC, as Documentation Agents; and BNP Paribas as Co-Documentation Agent

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
August 13, 2007	By:	/s/ Stephen D. Yslas
(Date)		(Signature)
Stephen D. Yslas Corporate Vice President, Secretary and Deputy General Counsel

Exhibit Index

Exhibit No.
Exhibit 10.1	Form of Amended and Restated Credit Agreement dated as of August 10, 2007, among Northrop Grumman Corporation, as Borrower; Northrop Grumman Systems Corporation and Northrop Grumman Space & Mission Systems Corp., as Guarantors; the Lenders party thereto; JPMorgan Chase Bank, N.A., as Payment Agent, an Issuing Bank, Swingline Lender and Administrative Agent; Credit Suisse, as Administrative Agent; Citicorp USA, Inc., as Syndication Agent; Deutsche Bank Securities Inc. and The Royal Bank of Scotland PLC, as Documentation Agents; and BNP Paribas as Co-Documentation Agent

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